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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): November 9, 2001

                              Thor Industries, Inc.
               (Exact Name of Registrant as Specified in Charter)


 Delaware                   1-9235                      93-0768752
(State or Other     (Commission File Number)   (IRS Employer Identification No.)
Jurisdiction of
Incorporation)

419 W. Pike Street, Jackson Center, Ohio                      45334-0629
(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code        (937) 596-6849


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ITEM 2. Acquisition or Disposition of Assets

        On November 9, 2001, we completed our acquisition of Keystone RV Company, an Indiana corporation ("Keystone"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of November 9, 2001, by and among our company, Thor Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of our company ("Acquisition Subsidiary"), Keystone and the securityholders of Keystone named in the Merger Agreement. Keystone is engaged in the business of manufacturing travel trailers and other recreation vehicles at facilities in Indiana and Oregon. Under the terms of the Merger Agreement, Keystone merged with and into Acquisition Subsidiary and Acquisition Subsidiary continued as the surviving corporation (the "Merger"). Immediately following the Merger, Acquisition Subsidiary changed its name to Keystone RV Company.

        The  merger  consideration  paid  by us  for  the  Merger  consisted  of
$81,427,065 in cash and 2,220,727 shares of our common stock (the "Merger Shares"). The Merger Shares were issued to the Keystone securityholders pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act"), set forth in Section 4(2) of the Act. The cash portion of the merger consideration was funded substantially from cash on hand (approximately $71.5 million) and partially from our credit facility with Harris Trust and Savings Bank (approximately $10.0 million). The merger consideration is subject to adjustment following the completion of audited financial statements after the closing of the Merger. The merger consideration was determined in arms-length negotiations between representatives of our company and Keystone and was based on a multiple of Keystone's pre-tax earnings in the current period, our estimate of Keystone's future earnings potential, Keystone's market share in its business, the potential accretion to our profits as a result of the addition of Keystone's profits to our own, Keystone's cash flows, the condition of Keystone's balance sheet and other factors which our board of directors considered to determine the fairness of the merger consideration.

        At the closing of the Merger, a portion of the merger consideration was placed into escrow, consisting of $11,000,000 in cash and 300,000 shares of our common stock. This escrow was established to fund purchase price adjustments and indemnity claims contemplated by the Merger Agreement. In addition, a separate escrow was established out of the cash portion of the merger consideration to fund certain contingent liabilities of Keystone that were assumed by the Keystone shareholders and optionholders named in the Merger Agreement.

        Keystone will operate as a wholly-owned subsidiary of our company following the Merger. The assets acquired as a result of the Merger included equipment and other tangible and intangible property. These assets are used in connection with the operation of Keystone's business of manufacturing travel trailers and other recreation vehicles. We intend to operate the assets acquired in a similar manner as Keystone utilized such assets prior to the Merger, provided that changing business conditions or strategic plans may lead to changes in the operation of such assets in the future.

        As part of the Merger, management of Keystone entered into non-competition agreements with our company. The former securityholders of Keystone also entered into a stock restriction agreement with our company, which, among other things, places restrictions on the disposition of our common stock acquired by Keystone's management in connection with the Merger. In

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addition,  we granted to the former  securityholders  of  Keystone  registration rights to register the resale of the shares of our common stock acquired in connection with the Merger to the extent the disposition of such shares is not restricted by the stock restriction agreement.

        The descriptions of the Merger Agreement, registration rights agreement, stock restriction agreement and non-competition agreements set forth above are qualified by reference to the Merger Agreement, Registration Rights Agreement, Stock Restriction Agreement and Non-Competition Agreements that are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 to this Current
Report on Form 8-K and are incorporated by reference herein. Copies of the press releases relating to the Merger that were issued by our company on October 31, 2001 and November 12, 2001 and filed as Exhibit 99.1 to our Current Report on Form 8-K dated October 31, 2001 and to this Current Report on Form 8-K, respectively, are also incorporated by reference herein.

ITEM 7.           Financial  Statements,  Pro Forma  Financial  Information  and
                  Exhibits.

         (a)      Financial Statements of Business Acquired

         The required financial statements of Keystone will be included in an amendment to this Current Report on Form 8-K to be filed as soon as practicable, but not later than 60 days after the date this Current Report is required to be filed.

        (b)       Pro Forma Financial Information

         The required pro forma financial information which gives effect to our acquisition of Keystone will be included in an amendment to this Current Report on Form 8-K to be filed as soon as practicable, but not later than 60 days after the date this Current Report is required to be filed.

         (c)      Exhibits

         10.1 Agreement and Plan of Merger, dated as of November 9, 2001, by and among Thor Industries, Inc., Thor Acquisition Corp., Keystone RV Company and certain securityholders of Keystone RV Company named therein.*(1)

         10.2 Registration Rights Agreement, dated as of November 9, 2001, by and among Thor Industries, Inc. and certain holders of shares of capital stock of Thor Industries, Inc.*

         10.3 Stock Restriction Agreement, dated as of November 9, 2001, by and among Thor Industries, Inc. and certain holders of shares of capital stock of Thor Industries, Inc.*

         10.4 Non-Competition Agreement, dated as of November 9, 2001, by and between Thor Industries, Inc. and H. Coleman Davis, III.*

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         10.5     Non-Competition  Agreement,  dated as of November 9, 2001,  by and between Thor Industries, Inc. and Ronald Fenech.*

         10.6 Non-Competition Agreement, dated as of November 9, 2001, by and between Thor Industries, Inc. and William Fenech.*

         10.7 Non-Competition Agreement, dated as of November 9, 2001, by and between Thor Industries, Inc. and Robert Gaff, Jr.*

         10.8 Non-Competition Agreement, dated as of November 9, 2001, by and between Thor Industries, Inc. and Kim Price.*

         10.9 Non-Competition Agreement, dated as of November 9, 2001, by and between Thor Industries, Inc. and Tonja Lucchese.*

         99.1     Press Release of Thor  Industries,  Inc.,  dated  November 12,
                  2001.*

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*Filed herewith

(1) The schedules, exhibits and annexes to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be supplementally provided to the Securities and Exchange Commission upon request.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Thor Industries, Inc.
                                                (Registrant)


                                                /s/  Walter L. Bennett
Date:    November 13, 2001                      --------------------------------
                                                Name:    Walter L. Bennett
                                                Title:   Chief Financial Officer

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                                Index of Exhibits

 10.1 Agreement and Plan of Merger, dated as of November 9, 2001, by and among Thor Industries, Inc., Thor Acquisition Corp., Keystone RV Company and certain securityholders of Keystone RV Company named therein.*(1)

 10.2 Registration Rights Agreement, dated as of November 9, 2001, by and among Thor Industries, Inc. and certain holders of shares of capital stock of Thor Industries, Inc.*

 10.3 Stock Restriction Agreement, dated as of November 9, 2001, by and among Thor Industries, Inc. and certain holders of shares of capital stock of Thor Industries, Inc.*

 10.4 Non-Competition Agreement, dated as of November 9, 2001, by and between Thor Industries, Inc. and H. Coleman Davis, III.*

 10.5 Non-Competition Agreement, dated as of November 9, 2001, by and between Thor Industries, Inc. and Ronald Fenech.*

 10.6 Non-Competition Agreement, dated as of November 9, 2001, by and between Thor Industries, Inc. and William Fenech.*

 10.7 Non-Competition Agreement, dated as of November 9, 2001, by and between Thor Industries, Inc. and Robert Gaff, Jr.*

 10.8 Non-Competition Agreement, dated as of November 9, 2001, by and between Thor Industries, Inc. and Kim Price.*

 10.9 Non-Competition Agreement, dated as of November 9, 2001, by and between Thor Industries, Inc. and Tonja Lucchese.*

 99.1     Press Release of Thor Industries, Inc., dated November 12, 2001.*

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*Filed herewith

(1) The schedules, exhibits and annexes to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be supplementally provided to the Securities and Exchange Commission upon request.